UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 21, 1998


                                  UNIDYN, CORP.
             (Exact name of registrant as specified in its charter)


        NEVADA                          33-55254-31             87-0438639
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


7201 East Camelback Road, Suite 250
Scottsdale, Arizona                                    85251
(Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code: 602 970-5500

                                 AMENDMENT NO. 1

         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its CURRENT REPORT on Form 8-K dated December 1, 1997 as set forth in the pages attached hereto:

Item 2.           Acquisition of Assets

The registrant's original filing under the name of UniDyn, Corp. ("the Company") dated December 1, 1997 was in error on the following issues:

               1 Universal Dynamics, Inc., an Arizona corporation is not a subsidiary of UniDyn, Inc.

               2 DVCS Ltd., a company organized under the laws of the United Kingdom was not a wholly owned subsidiary of UniDyn, Inc., but rather 85% owned by UniDyn, Inc.

               3 Ira Gentry, President, CEO and Director of the Company is not the current President of Universal Dynamics, Inc., but rather only a minority shareholder.


                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   UNIDYN, CORP.



January 21, 1998                   By:/s/Vern Traylor______________
                                   Vern Traylor, Secretary/Treasurer